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                                                                   EXHIBIT 10.58

                              PRIORITIES AGREEMENT

THIS AGREEMENT dated as of the 14th day of December, 2001.

B E T W E E N:

                                            BANK OF NOVA SCOTTIA, a Canadian
                                            chartered bank, having a branch at
                                            40 King Street West, Toronto,
                                            Ontario

                                            (hereinafter referred to as the
                                            "Bank")

                                                              OF THE FIRST PART;

                                            -and-

                                            ROYNAT CAPITAL INC., a corporation
                                            incorporated under the laws of
                                            Canada and having a place of
                                            business in the Province of Ontario
                                            at 40 King Street West, 26th Floor,
                                            Toronto, Ontario, M5H 1H1

                                            (hereinafter referred to as
                                            "RoyNat")

                                                             OF THE SECOND PART;

                                            -and-

                                            REGAL GREETINGS & GIFTS COMPANY, a
                                            corporation Incorporated under the
                                            laws of the Province of Ontario,
                                            having its chief executive office in
                                            Toronto, Ontario

                                            (hereinafter referred to as the
                                            "Company")

                                                              OF THE THIRD PART;

              WHEREAS the Company has executed various security agreements including a general security agreement (the "General Security Agreement") dated as of December 14, 2001 in favour of the Bank, a Financing Statement for which was registered under the PPSA as No. granting the Bank a security interest in the undertaking of the Company and all of the Company's assets, including Goods, Chattel Paper, Documents of Title, Instruments, Intangibles, Securities, Inventory, Equipment and Debts, both present and future, as more particularly therein described; and

              WHEREAS the General Security Agreement and any other security which may be held by the Bank now or hereafter on the property and assets of the Company for its existing indebtedness and any future indebtedness of the Company to the Bank are sometimes herein collectively referred to as the "Bank Security"; and

              WHEREAS RoyNat has agreed, subject to certain conditions, to provide financing to the Company, such financing to be secured by a debenture (the "RoyNat Debenture") constituting:

       (a) a fixed and specific mortgage and charge of and on all real and immoveable property and all furniture, machinery, equipment, vehicles, accessories and tangible personal property other than Inventory and Equipment now owned or hereafter acquired by the Company, together with any proceeds of sale or disposition thereof; and

       (b) a floating charge over its undertaking and all its other property and assets, both present and future; and

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              WHEREAS the RoyNat Debenture and any other security which may be held by RoyNat now or hereafter on the property and assets of the Company for this or any future financing provided by the RoyNat are sometimes herein collectively referred to as the "RoyNat Security"; and

              WHEREAS the parties hereto have agreed to enter into this Agreement in order to set out the respective priorities of the Bank Securities and the RoyNat Security.

              NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and other good and valuable consideration, the parties hereto hereby covenant, undertake, declare and agree as follows:

ARTICLE I. - CONSENT

1.1 The Bank hereby acknowledges its consent to the creation and issue by the Company to RoyNat of the RoyNat Security and to the incurring by the Company of the indebtedness evidenced thereby and that the creation, issue, existence and incurring of the same does not constitute a default or event of default under the Bank Security.

1.2 RoyNat hereby acknowledges its consent to the creation and issue by the Company to the Bank of the Bank Security and to the incurring by the Company of the indebtedness evidenced thereby and that the creation, issue, existence and incurring of the same does not constitute a default or event of default under the RoyNat Security.

ARTICLE 2. - SUBORDINATION

2.1. The Bank and RoyNat agree the RoyNat Security is hereby postponed and subordinated in all respects to the security constituted by the Bank Security to the extent of the Borrower's indebtedness to the Bank from time to time to a maximum principal amount of twenty-three million ($23,000,000) dollars plus all accrued interest thereon and all costs, charges and expenses incurred by the Bank in connection therewith (the "BANK DEBT"), such that all payments, recoveries and proceeds of the assets of the Company shall be firstly secured in favour of the Bank, save as to any policy of life insurance which shall be specifically assigned to RoyNat, which RoyNat shall hold under the RoyNat security in first priority.

2.2. The subordinations and postponements contained herein shall apply in all events and circumstances regardless of:

       (a) the date of execution, attachment, registration or perfection of any security interest held by the Bank or RoyNat; or

       (b) the date of any advance or advances made to the Company by the Bank or RoyNat; or

       (c) the date of default by the Company under any of the Bank Security or the RoyNat Security or the dates of crystallization of any floating charges held by the Bank or RoyNat; or

       (d)    any priority granted by any principle of law or any statute.

2.3. Any insurance proceeds, and any proceeds of any nature or kind, arising for any reason, received by the Company or by the Bank or RoyNat in respect of the collateral charged by the Bank Security or the RoyNat Security shall be dealt with according to the preceding provisions hereof as though such insurance proceeds or proceeds were paid or payable as proceeds of realization of the collateral for which they compensate; save and except that the interest of RoyNat held under any specifically assigned policy of life insurance shall be held by RoyNat under the RoyNat Security as to first and prior security interest and the proceeds and payments thereof shall be firstly paid to RoyNat.

2.4. If any of collateral which is subject to the Bank Security or the RoyNat Security is validly claimed in priority by a trustee in bankruptcy, or the Bank Security or the RoyNat Security otherwise is found by a court of competent jurisdiction, to be unenforceable, invalid, unregistered or unperfected, then the foregoing provisions of

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this Article 2 shall not apply to such security to the extent that such security is so claimed or found to be unenforceable, invalid, unregistered or unperfected as against a third party unless the secured party shall be diligently contesting such claim or appealing such decision and has provided the other secured party with a satisfactory indemnity as to any loss of priority that may be caused by the priorities herein.

2.5. Each of the parties hereto shall permit any of the other parties hereto and their employees, agents and contractors, access at all reasonable times to any property and assets of the Company upon which it has a prior charge or security interest in accordance with the terms hereof and to permit such other party to remove such property and assets from the premises of the Company at all reasonable times without interference, provided that such other party shall promptly repair any damage caused to the premises by the removal of any such property or assets.

2.6 Each of the Bank and RoyNat agree that they will use their best efforts to give prompt written notice to the other secured party of any action taken by them against the Company to enforce their security, and will provide a copy of any notice or demand provided to the Company to the other of them. Such notice may be given prior to or forthwith after taking such action, but failure to give such notice will not give the Bank of RoyNat any cause of action or right to damages or other remedy against one another.

2.7 Each of the Bank and RoyNat agree that if the Bank provides written notice to RoyNat of a material default by the Company under the Bank Security, which default the Bank shall advise RoyNat is such that the Bank intends to provide notice of default to the Company ("Bank Default Notice"), RoyNat shall cease to receive and will postpone all payments due on the indebtedness to RoyNat on the RoyNat Debt until the earliest of (i) the Bank advising that the default has been cured; or (ii) the Bank Debt is repaid in full; or (iii) 90 days after the giving of the notice by the Bank to RoyNat. Each of the Bank and RoyNat agree that if the Bank causes acceleration of the Bank Debt and starts realization against the assets of the Company after default by the Company under the Bank Security, subject to RoyNat's rights under Section 2.8 hereof and to RoyNat's rights, as provided for in Sections 2.1 and 2.3 hereof, in any policy of life insurance which is specifically assigned to RoyNat and which RoyNat holds under the RoyNat Security in first priority, RoyNat shall cease to receive and will postpone all payments due on the indebtedness to RoyNat on the RoyNat debt until the earliest of (i) the Bank advising that the default has been cured; or (ii) the Bank Debt is repaid in full. Prior to the provision of a Bank Default Notice by the Bank to RoyNat, the Company may pay to RoyNat the regularly scheduled payments under the RoyNat Debenture, without amendment and without acceleration. Any funds received by RoyNat contrary to the terms and priorities of this agreement shall be received and held in trust for the Bank, and promptly remitted to the Bank.

2.8 Neither RoyNat nor any person on its behalf shall deliver any enforcement notice or make any demand under, accelerate, sue in respect of, or realize, exercise or enforce any right, entitlement, power or remedy under or in respect of or otherwise take any action with respect to any RoyNat Security unless and until either (a) the Bank Debt has been paid in full in cash and all agreements or obligations on the part of the Bank to make further financial accommodation available to the Company shall have been terminated or (b) a standstill period of ninety (90) days from the date of a notice provided by RoyNat to the Bank that there is a material default under the RoyNat Security and RoyNat intends to exercise its rights in relation thereto (the "STANDSTILL PERIOD") has expired. Notwithstanding the foregoing and Section 2.7 hereof, the provisions of this section prohibiting acceleration, demand and the delivery of a notice of intention to enforce security under the BANKRUPTCY AND INSOLVENCY ACT (Canada) shall not apply at any time after any portion of the Bank Debt has been accelerated or the applicable Standstill Period has expired, whereupon RoyNat may exercise its rights as secured lender but subject to the priority of the security interest of the Bank Security, including, but not limited to, delivery of any enforcement notice or making any demand under, accelerating, suing in respect of, or realizing, exercising or enforcing any right, entitlement, power or remedy under or in respect of or otherwise taking any action with respect to any RoyNat Security.

ARTICLE 3. - COVENANTS OF COMPANY

3.1    The Company hereby confirms to and agrees with the Bank and RoyNat that:

       (a) so long as any of the indebtedness of the Company herein referred to remains outstanding, it shall stand possessed of its assets so charged for the Bank and for RoyNat in accordance with their respective interests and priorities as herein set out;

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       (b)    none of the provisions of this Agreement create any rights in favour of the Company or affect the manner in which the Bank or RoyNat or any receiver and manager appointed by them over the property, assets and undertaking of the Company exercises its rights under the Bank Security and the RoyNat Security; and

       (c) the Company shall promptly provide the Bank or RoyNat upon request with any information which either reasonably requests about the business and affairs of the Company.

ARTICLE 4. - GENERAL

4.1 From time to time upon request therefore the Bank and RoyNat may advise each other of any information which it may have relating to the affairs of the Company, including its business and financial affairs and the particulars of the indebtedness and liability of the Company to each other and all security held by each therefor. The Company hereby consents to any such exchange of information.

4.2 Neither the Bank nor RoyNat shall take any action to defeat the priorities set forth in this Agreement including taking any steps or actions to challenge or question the security of the other. Each of the Bank and RoyNat hereby waives any right the other may have to require the other to marshall in its favour.

4.3 Each of the Bank, RoyNat and the Company shall do, perform, execute and deliver all acts, deeds and documents as may be necessary from time to time to give full force and effect to the intent of this Agreement; provided, however, that no consent of the Company shall be necessary to any amendment of the terms hereof by the Bank and RoyNat unless the interests of the Company are directly affected thereby.

4.4. This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and shall be effective as of the formal date hereof.

4.5. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

4.6. Where there is any conflict between the provisions in this Agreement regarding the priority of the security of the parties hereto and similar provisions in the RoyNat Security, including section 6 of the RoyNat Debenture, the provisions of this Agreement will prevail.

4.7. Neither the Bank nor RoyNat shall assign all or part of any of its Bank Security or RoyNat Security, as the case may be, without first obtaining a written agreement from the assignee under which the assignee agrees to be bound by the terms of this Agreement.

4.8. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

4.9.   The Agreement applies to all present and future property of the Company.

4.10. The Bank and RoyNat, with the consent of the Company hereby given, shall provide to the other, upon request of the other, information as to the collateral, security and indebtedness of the Customer.

                        THE NEXT PAGE IS THE SIGNING PAGE

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              IN WITNESS WHEREOF the parties hereto have executed this Agreement under the hands of their duly authorized officers.

                                           BANK OF NOVA SCOTIA

                                           By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                           -------------------------------------
                                           Name:
                                           Title:
                                           I/We have authority to bind the Bank.


                                           ROYNAT CAPITAL INC.

                                           By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                           By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                           I/We have authority to bin the
                                           Corporation.


                                           REGAL GREETINGS AND GIFTS CORPORATION
                                           By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                           I have authority to bind the
                                           Corporation.